UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2007

R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Winstead Drive	Registrant’s telephone number,	27513
Cary, NC	including area code:	(Zip Code)
(Address of principal executive offices)	(919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7.01. Regulation FD Disclosure.
     On December 4, 2007, the Company issued a press release disclosing its 2008 guidance, as well as a $100 million share repurchase plan. A copy of that press release is attached hereto as exhibit 99.1. In addition, it disclosed that certain members of senior management were scheduled to make a presentation at an industry conference sponsored by UBS. During its presentation at the conference, management intends to present a slide presentation, a copy of which presentation is attached hereto as exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Press release issued December 4, 2007

99.2	Slide Presentation to be given December 4, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION

/s/ Robert J. Bush

Robert J. Bush
Senior Vice President, General Counsel & Corporate Secretary

Date: December 4, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued December 4, 2007

99.2	Slide Presentation to be given December 4, 2007.

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